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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 27, 2001

                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

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           Delaware                     1-14387                 06-1522496
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           Delaware                     1-13663                 06-1493538
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(State or Other Jurisdiction of  (Commission file Number)       (IRS Employer
        Incorporation)                                       Identification No.)
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Five Greenwich Office Park, Greenwich, Connecticut 06830
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (203) 622-3131

Four Greenwich Office Park, Greenwich, Connecticut 06830
(Former Address of Principal Executive Offices)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1          Press release issued by United Rentals, Inc. on April 27, 2001

99.2 Preliminary draft transcript of investor conference call held by United Rentals, Inc. on April 27, 2001

Item 9.  Regulation FD Disclosure.

         Exhibits 99.1 and 99.2 are incorporated by reference herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of April 2001.

                                    UNITED RENTALS, INC.



                                    By:  Michael J. Nolan
                                         ----------------
                                    Name:  Michael J. Nolan
                                    Title:  Chief Financial Officer

Date: April 30, 2001



                                    UNITED RENTALS (NORTH AMERICA), INC.



                                    By:  Michael J. Nolan
                                         ----------------
                                    Name:  Michael J. Nolan
                                    Title:  Chief Financial Officer


Date: April 30, 2001

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